SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2003

United Park City Mines Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	1-3753 (Commission File Number)	87-0219807 (IRS Employer Identification #)

P.O. Box 1450, Park City, UT 84060
(Address of Principal Executive Office)

(801) 649-8011
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

On May 15, 2003, United Park City Mines Company (the "Company") executed a Reinstatement of Agreement and Plan of Merger (the "Reinstatement Agreement") by and among the Company, owners of more than a majority of the Company’s outstanding capital stock ("Majority Stockholders"), Capital Growth Partners LLC ("CGP") and CGP Acquisition, Inc. ("CGP Acq."), reinstating that certain Agreement and Plan of Merger by and among the Company, the Majority Stockholders, CGP and CGP Acq. dated August 26, 2002 (the "Merger Agreement"), pursuant to which CGP Acq. will merge with and into the Company resulting in the Company becoming a wholly owned subsidiary of CGP (the "Merger"). The Merger Agreement was previously disclosed by the Company pursuant to a form 8-K filed with the U.S. Securities and Exchange Commission on August 27, 2002.

The Reinstatement Agreement includes certain amendments and modifications to the Merger Agreement and should be read in its entirety in conjunction with the Merger Agreement. Pursuant to the terms of the Reinstatement Agreement, stockholders of the registrant on the effective date of the Merger will now receive in consideration for the Company’s stock they own cash in the amount of $21.00 per share (in lieu of the $25.00 per share set forth in the Merger Agreement), less a pro rata portion of certain advisory, legal and other fees and expenses in connection with the transaction, estimated not to exceed $0.50 per share. In connection with the Merger, the Company’s majority stockholder has agreed to loan $4,371,866 to the Company following the Merger. This loan will have a term of five years, bear interest at 6.5% the first three years and at 10% for the last two years and be secured by a deed of trust and mortgage over certain of the Company’s real estate.

The Company intends to complete and file an amended information statement on Schedule 14C in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and close the Merger as soon as practicable after the date hereof, however, the Merger is subject to certain closing conditions and there can be no assurance that the Merger will close.

Item 7. Exhibits

(c)

10.1	Reinstatement of Agreement and Plan of Merger, dated as of May 12, 2003, by and among Capital Growth Partners LLC, CGP Acquisition, Inc., United Park City Mines Company and those parties whose names are set forth on the signature pages thereto.
99.1	Press release of United Park City Mines Company dated May 15, 2003 announcing the amendment and reinstatement of the Agreement and Plan of Merger by and among United Park City Mines Company, Capital Growth Partners LLC and certain other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARK CITY MINES COMPANY

By: _/s/ Hank Rothwell_________
Hank Rothwell
President

Dated: May 15, 2003

Index to Exhibits

10.1	Reinstatement of Agreement and Plan of Merger, dated as of May 12, 2003, by and among Capital Growth Partners LLC, CGP Acquisition, Inc., United Park City Mines Company and those parties whose names are set forth on the signature pages thereto.
99.1	Press release of United Park City Mines Company dated May 15, 2003 announcing the amendment and reinstatement of the Agreement and Plan of Merger by and among United Park City Mines Company, Capital Growth Partners LLC and certain other parties thereto.